Exhibit 10.1

AMTRUST FINANCIAL SERVICES, INC.

COMMON STOCK PURCHASE AGREEMENT

This Common Stock Purchase Agreement (this “Agreement”) is made as of May 25, 2017 (the “Effective Date”), by and among AmTrust Financial Services, Inc., a Delaware corporation (the “Company”), and each of those persons and entities, severally and not jointly, listed as a Purchaser on the Schedule of Purchasers attached as Exhibit A hereto (the “Schedule of Purchasers”). Such persons and entities are hereinafter collectively referred to herein as “Purchasers” and each individually as a “Purchaser.”

In consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and each Purchaser hereby, severally and not jointly, agree as follows:

SECTION 1. AUTHORIZATION OF SALE OF SHARES.

The Company has authorized the sale and issuance of shares of its common stock, par value $0.01 per share (“Common Stock”), on the terms and subject to the conditions set forth in this Agreement. The shares of Common Stock sold hereunder at the Closing (as defined below) shall be referred to as the “Shares.”

SECTION 2. AGREEMENT TO SELL AND PURCHASE THE SHARES.

2.1 Sale and Purchase. Upon the terms and subject to the conditions contained herein, the Company will sell, issue and deliver to each Purchaser, and each Purchaser will purchase from the Company, severally and not jointly, at the Closing, the number of Shares set forth opposite such Purchaser’s name on the Schedule of Purchasers at a purchase price of $12.45 per share. The aggregate purchase price for the Shares purchased by each Purchaser at the Closing is set forth opposite such Purchaser’s name on the Schedule of Purchasers.

2.2 Separate Agreement. Each Purchaser shall, severally and not jointly, be liable for only the purchase of the Shares that appear on the Schedule of Purchasers that relate to such Purchaser. The Company’s agreement with each of the Purchasers is a separate agreement, and the sale of Shares to each of the Purchasers is a separate sale. The obligations of each Purchaser hereunder are expressly not conditioned on the purchase by any or all of the other Purchasers of the Shares such other Purchasers have agreed to purchase.

SECTION 3. CLOSING.

3.1 Closing. The closing of the purchase and sale of the Shares pursuant to this Agreement (the “Closing”) shall be held no later than two business days after the date hereof at the offices of Sidley Austin LLP, 787 Seventh Avenue, New York, NY 10019, or remotely via the exchange of documents and signatures by facsimile or electronic transmission, or on such other date and place as may be mutually agreed to in writing by the Company and the Purchasers. At or prior to the Closing, each Purchaser shall execute any related agreements or other documents required to be executed hereunder, dated as of the date of the Closing (the “Closing Date”).

3.2 Closing Deliveries.

(a) At the Closing, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i) a certificate or evidence of book-entry notation, registered in the name of such Purchaser, representing the Shares to be issued and delivered to such Purchaser as set forth on the Schedule of Purchasers, against payment in full by such Purchaser of the aggregate purchase price for such Shares;

(ii) a certificate, duly executed by an executive officer of the Company, dated as of the Closing Date, certifying that the conditions specified in Section 7.1 have been fulfilled;

(iii) a certificate of the Secretary of State of the State of Delaware, dated not more than five business days prior to the Closing (which shall be brought down on the Closing Date), to the effect that the Company is in good standing;

(iv) a certificate of the Secretary or Assistant Secretary of the Company, certifying as to (1) the Company’s charter documents, (2) board resolutions authorizing the issuance of the Shares, and (3) the incumbency of the officer authorized to execute this Agreement, setting forth the name and title and bearing the signatures of such officer;

(v) an executed copy of the Registration Rights Agreement in substantially the form attached hereto as Exhibit B (the “Registration Rights Agreement”);

(vi) an opinion addressed to the Purchasers from General Counsel of the Company dated as of the Closing, in substantially the form attached hereto as Exhibit F; and

(vii) a cross-receipt, dated the Closing Date, executed by the Company, to the effect that the Company has received the aggregate purchase price for the Shares purchased by such Purchaser hereunder.

(b) At the Closing, each Purchaser shall deliver or cause to the delivered to the Company the following:

(i) a certificate, duly executed by such Purchaser (if such Purchaser is an individual) or an executive officer of such Purchaser (if such Purchaser is an entity), dated as of the Closing Date, certifying that the conditions specified in Section 6.1 have been fulfilled;

(ii) a wire transfer in same day funds, to an account of the Company designated in writing at least two business days prior to the Closing by the Company to the Purchasers, in an amount equal to the aggregate purchase price for such Purchaser’s Shares as set forth opposite such Purchaser’s name on the Schedule of Purchasers;

(iii) the completed and executed Purchaser Questionnaire in the form attached hereto as Exhibit C (the “Purchaser Questionnaire”), Selling Stockholder Notice and Questionnaire in the form attached hereto as Exhibit D (the “Selling Stockholder Questionnaire”), and a duly completed and executed IRS Form W-9 (or, in the case of a

Purchaser that is a non-U.S. person, a duly completed and executed applicable IRS Form W-8);

(iv) an executed copy of the Registration Rights Agreement; and

(v) a cross-receipt, dated the Closing Date, executed by each Purchaser to the effect that such Purchaser has received the Shares purchased by such Purchaser hereunder.

SECTION 4.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

Except as disclosed in the Company’s publicly filed information, or otherwise disclosed by the Company to the Purchasers, which disclosures qualify these representations and warranties, the Company hereby represents and warrants to the Purchasers, as of the date hereof and the Closing Date, as follows:

4.1 Organization and Standing. The Company is duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as it is being conducted on the date of this Agreement, and, except as would not reasonably be expected to have a Material Adverse Effect, has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business so as to require such qualification. For purposes of this Agreement, the “Material Adverse Effect” shall mean an event, change or development that has a material adverse effect on the business, financial condition, properties, assets or results of operations of the Company and its subsidiaries, whether or not in the ordinary course of business, taken as a whole, other than any event, change or development resulting from or arising out of the following: (a) events, changes or developments generally affecting the economy, the financial or securities markets, or political, legislative or regulatory conditions, in each case in the United States or elsewhere in the world, (b) events, changes or developments in the industries in which the Company or any of its subsidiaries conducts its business, (c) any adoption, implementation, promulgation, repeal, modification, reinterpretation or proposal of any rule, regulation, ordinance, order, protocol or any other law of or by any national, regional, state or local Governmental Entity, or market administrator, (d) any changes in GAAP or accounting standards or interpretations thereof, (e) earthquakes, any weather-related or other force majeure event or natural disasters or outbreak or escalation of hostilities or acts of war or terrorism, (f) the announcement or the existence of, compliance with or performance under, this Agreement or the transactions contemplated hereby or the events giving rise thereto, (g) any taking of any action at the request of a Purchaser, (h) any failure by the Company to meet any financial projections or forecasts or estimates of revenues, earnings or other financial metrics for any period (provided that the exception in this clause (h) shall not prevent or otherwise affect a determination that any event, change, effect or development underlying such failure has resulted in a Material Adverse Effect so long as it is not otherwise excluded by this definition) or (i) any changes in the share price or trading volume of Common Stock or in the Company’s credit rating or financial strength of the Company or any of its subsidiaries (provided that the exception in this clause (i) shall not prevent or otherwise affect a determination that any event, change, effect or development underlying such change has resulted in a Material Adverse Effect so long as it is not otherwise excluded by this definition); except, in each case with respect to clauses

(a) through (e), to the extent that such event, change or development affects the Company and its subsidiaries, taken as a whole, in a disproportionate manner relative to other similarly situated companies in the industries and markets in which the Company and its subsidiaries operate.

4.2 Subsidiaries. Except as would not reasonably be expected to have a Material Adverse Effect, each subsidiary constituting at least 10% of the Company’s total consolidated assets as of March 31, 2017 and the other operating subsidiaries that contribute materially to the Company’s earnings (the “Material Subsidiaries”), listed in Exhibit E hereto, has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company’s insurance company subsidiaries (each, an “Insurance Subsidiary”) is duly organized and licensed as an insurance company in its jurisdiction of organization or incorporation, as the case may be (whether inside or outside the United States), and each of the Insurance Subsidiaries is duly licensed or authorized as an insurer in each other jurisdiction (whether inside or outside the United States) where it is required to be so licensed or authorized to conduct its business as set forth in the Company’s publicly filed information, in each case, with such exceptions, individually or in the aggregate, as would not reasonably be expected to result in a Material Adverse Effect.

4.3 Corporate Power; Authorization. The Company has all requisite corporate power and authority, and has taken all requisite corporate action, to execute and deliver this Agreement and the Registration Rights Agreement (collectively, the “Transaction Documents”), sell, issue, and deliver the Shares and carry out and perform all of its obligations under the Transaction Documents in accordance with and upon the terms and conditions set forth in the Transaction Documents. Each Transaction Document constitutes or, when executed, will constitute the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors’ rights generally, (b) as limited by equitable principles generally, including any specific performance and (c) with respect to the Registration Rights Agreement, as rights to indemnity or contribution may be limited by state or federal laws or public policy underlying such laws.

4.4 Issuance and Delivery of the Shares. The Shares have been duly authorized and, when issued, paid for, and delivered in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable. Assuming the accuracy of the representations made by each Purchaser in Section 5 hereof, the offer and issuance by the Company of the Shares is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”).

4.5 Capitalization. The authorized capital stock of the Company consists of 500,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, par value $0.01 per share (“Preferred Stock”). As of the close of business on May 22, 2017, (a) 4,600,000 shares of 6.75% Non-Cumulative Preferred Stock, Series A, 4,200,000 depositary shares, each representing a 1/40th interest in a share of the Company’s 7.25% Non-Cumulative Preferred Stock, Series B, 3,200,000 depositary shares, each representing a 1/40th interest in a share of the Company’s 7.625% Non-Cumulative Preferred Stock, Series C, 7,300,000 depositary shares, each representing a 1/40th interest in a share of the Company’s 7.50% Non-Cumulative Preferred Stock,

Series D, 5,750,000 depositary shares, each representing a 1/40th interest in a share of the Company’s 7.75% Non-Cumulative Preferred Stock, Series E, and 11,500,000 depositary shares, each representing a 1/40th interest in a share of the Company’s 6.95% Non-Cumulative Preferred Stock, Series F, are issued and outstanding, (b) 171,249,362 shares of Common Stock are issued and outstanding, and (c) 4,169,507 shares of Common Stock are issuable upon the settlement or exercise of restricted stock units, performance share units and stock options granted pursuant to the Company’s incentive compensation plans. Except as set forth above and the Company’s outstanding 5.5% convertible senior notes due 2021 and 2.75% convertible senior notes due 2044, there are no existing options, warrants, calls, subscriptions or other rights, agreements, arrangements or commitments relating to the issued or unissued capital stock of the Company, obligating the Company to issue, transfer, sell, redeem, purchase, repurchase or otherwise acquire or cause to be issued, transferred, sold, redeemed, purchased, repurchased or otherwise acquired any capital stock of, or other equity interest in, the Company or securities or rights convertible into or exchangeable for such shares or equity interests or obligations of the Company to grant, extend or enter into any such option, warrant, call, subscription or other right, agreement, arrangement or commitment. Except as contemplated in the Registration Rights Agreement, neither the filing of the Registration Statement pursuant to the Registration Rights Agreement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights for or relating to the registration of any shares of Common Stock or other securities of the Company, and there are no agreements or arrangements under which the Company is obligated to register the sale of any of its securities under the Securities Act.

4.6 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by the Transaction Documents except for (a) the filing of a Form D with the Securities and Exchange Commission (the “SEC”) under the Securities Act, to the extent applicable, and compliance with the securities and blue sky laws in the states and other jurisdictions in which shares of Common Stock are offered and/or sold, which compliance will be effected in accordance with such laws, (b) the approval by The NASDAQ Global Select Market of the listing of the Shares, (c) any required regulatory filings under applicable law, except for those that would not reasonably be expected to have a Material Adverse Effect, and (d) the filing of one or more registration statements and all amendments thereto with the SEC as contemplated by the Registration Rights Agreement.

4.7 No Default or Consents. Neither the execution, delivery or performance of the Transaction Documents by the Company nor the consummation of any of the transactions contemplated thereby will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, (a) the certificate of incorporation or bylaws of the Company, each as currently in effect, (b) the terms of any indenture, lease, mortgage, deed of trust, loan agreement or other agreement to which the Company is a party, or (c) any statute, law, rule, regulation, judgment, order or decree applicable to the Company of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, except in the case of clauses (b) and (c) above, for any conflict, breach or violation of, or imposition that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No action by the Company or its Board of Directors is necessary to render inapplicable any rights agreement or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the transactions contemplated by the Transaction Documents.

4.8 No General Solicitation. Neither the Company nor any person acting on its behalf has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D promulgated under the Securities Act) in connection with the offer or sale of the Shares.

4.9 Compliance. Each of the Insurance Subsidiaries is in compliance with the requirements of all applicable insurance laws and regulations of its jurisdiction of organization or incorporation, as the case may be, and the insurance laws and regulations of other jurisdictions that are applicable to it, and has filed all notices, reports, documents or other information required to be filed thereunder (“Notices”), in each case with such exceptions, individually or in the aggregate, as would not reasonably be expected to result in a Material Adverse Effect. Without limiting the foregoing, each of the Insurance Subsidiaries has filed all Notices pursuant to, and has obtained all consent, approvals, authorizations, orders, registrations or qualifications required to be obtained under, and has otherwise complied with all requirements of, all applicable insurance laws and regulations in connection with the issuance and sale of the Shares, in each case such exceptions, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. The 2014, 2015 and 2016 statutory annual statements and the March 31, 2017 statutory quarterly statements of each Insurance Subsidiary and the statutory balance sheets and income statements included in such statutory statements together with related schedules and notes have been prepared, in all material respects, in conformity with statutory accounting principles and practices required or permitted by the appropriate insurance regulator of the jurisdiction of organization or incorporation (whether inside or outside the United States) of each such Insurance Subsidiary, and such statutory accounting principles and practices have been applied on a consistent basis throughout the periods involved, except as may otherwise be indicated therein or in the notes thereto, and present fairly, in all material respects, the statutory financial position of such Insurance Subsidiaries as of the dates thereof, and the statutory basis results of operations of such Insurance Subsidiaries for the periods covered thereby.

4.10 Investment Company. The Company is not and, after giving effect to the offering, sale and delivery of the Shares and the application of the proceeds thereof, will not be (a) an “investment company” or a company “controlled” by an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder (collectively, the “Investment Company Act”) or (b) a “business development company” (as defined in Section 2(a)(48) of the Investment Company Act).

4.11 Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Company has taken no action designed to terminate, or reasonably likely to have the effect of terminating, the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration. The Company’s currently outstanding Common Stock is quoted on The NASDAQ

Global Select Market. Other than disclosed in the Company’s Current Report on Form 8-K filed with the SEC on March 23, 2017, the Company has not, in the 12 months preceding the date hereof, received notice from The NASDAQ Global Select Market to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is in compliance with all such listing and maintenance requirements. The Common Stock is currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Company is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer.

4.12 Registration Rights. Other than as contemplated by the Registration Rights Agreement, the Company is not a party to any contracts, agreements or understandings that have granted or that have agreed to grant in the future to any person any rights (including “piggy-back” registration rights) to have any securities of the Company registered with the SEC or any other governmental authority that have not expired or been satisfied or waived.

4.13 Periodic Reports. The Company’s reports and statements filed by the Company under the Exchange Act and statements filed by the Company under the Securities Act (in the form that became effective), including all amendments, exhibits and schedules thereto since January 1, 2014 (the “SEC Reports”), other than the Company’s SEC Reports for the quarterly periods ended June 30, 2016 and September 30, 2016, have been filed with the SEC.

4.14 Tax Returns. The Company and each of its subsidiaries, as necessary, has filed all federal, state, local and foreign tax returns required to be filed through the date hereof, subject to permitted extensions, and have paid all taxes due, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

4.15 Independent Registered Public Accounting Firm. Each of KPMG LLP and BDO USA, LLP, which has certified certain financial statements of the Company and its subsidiaries contained in the SEC Reports, is or was, as applicable, an independent public accounting firm with respect to the Company and its subsidiaries within the applicable rules and regulations adopted by the SEC and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act.

4.16 No Employment Law Violations. Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company or any of its subsidiaries for employees or former employees of the Company and its subsidiaries has been maintained in compliance in all material respects with its terms and the requirements of any applicable statutes, orders, rules and regulations, including, but not limited to, ERISA and the Internal Revenue Code of 1986, as amended (the “Code”); no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption, and transactions which, individually or in the aggregate, would not have a Material Adverse Effect, and no such plan is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA; and neither the Company nor any of its subsidiaries has any reasonable expectation of incurring any liabilities under Title IV of ERISA.

4.17 No Registration. The issuance, sale and delivery of the Shares pursuant to this Agreement is exempt from registration requirements of the Securities Act, and neither the Company nor, to the knowledge of the Company, any authorized representative acting on its behalf has taken or will take any action hereafter that would cause the loss of such exemption.

4.18 No Integration. The Company has not, directly or through any agent, issued, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act), that is, will be or would be integrated with the issuance and sale of the Shares contemplated by this Agreement pursuant to the Securities Act, the rules and regulations thereunder or the interpretations thereof by the SEC.

SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.

Each Purchaser, severally and not jointly, represents and warrants to the Company, as of the date hereof and the Closing Date, as follows:

5.1 Organization and Standing. Such Purchaser (if an entity) is a validly existing corporation, limited partnership or limited liability company and has all requisite corporate, partnership or limited liability company power and authority to enter into and consummate the transactions contemplated by the Transaction Documents and to carry out its obligations hereunder and thereunder, and to invest in the Shares pursuant to this Agreement.

5.2 Power; Authorization. Such Purchaser (if an entity) has all requisite corporate or other organizational power and authority, and has taken all requisite corporate or organizational action, to execute and deliver the Transaction Documents and carry out and perform all of its obligations under the Transaction Documents. Each Transaction Document constitutes or, when executed, will constitute the legal, valid and binding obligation of such Purchaser, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors’ rights generally, (b) as limited by equitable principles generally, including any specific performance and (c) with respect to the Registration Rights Agreement, as rights to indemnity or contribution may be limited by state or federal laws or public policy underlying such laws.

5.3 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, or local governmental authority on the part of such Purchaser is required in connection with the consummation of the transactions contemplated by the Transaction Documents except for any consent, approval, order, authorization, registration, qualification, designation, declaration or filing, the failure of which to be obtained or made, individually or in the aggregate, would not reasonably be expected to adversely affect or delay the consummation of the transactions contemplated hereby and thereby by such Purchaser.

5.4 No Default or Consents. Neither the execution, delivery or performance of the Transaction Documents by such Purchaser nor the consummation of any of the transactions contemplated thereby will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of such Purchaser pursuant to, (a) the certificate of incorporation or bylaws of such Purchaser, each as currently in effect, (b) the terms of any indenture, lease, mortgage, deed of trust, loan agreement or other agreement to which such Purchaser is a party, or (c) any statute, law, rule, regulation, judgment, order or decree applicable to such Purchaser of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over such Purchaser, except in the case of clauses (b) and (c) above, for any conflict, breach or violation of, or imposition that would not reasonably be expected to materially and adversely affect or delay the consummation of the transactions contemplated by this Agreement.

5.5 Securities Act Representations.

(a) Such Purchaser is an “accredited investor” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act. Such Purchaser acknowledges that it can bear the economic risk and complete loss of its investment in the Shares and has such knowledge and experience in financial or business matters generally that it is capable of evaluating the merits and risks of the investment contemplated hereby. Such Purchaser has had an opportunity to receive, review and understand all information related to the Company and its subsidiaries requested by it and to ask questions of and receive answers from the Company regarding the Company and its subsidiaries, their respective businesses and the terms and conditions of the offering of the Shares, and has conducted and completed its own independent due diligence. Such Purchaser acknowledges that it has had an opportunity to review the Company’s publicly available information and other information provided to them and acknowledges that the Company’s SEC Reports for the quarterly periods ended June 30, 2016 and September 30, 2016 are to be amended, and at the date hereof have not been filed with the SEC. Based on the information such Purchaser has reviewed or received, it has independently made its own analysis and decision to enter into the Transaction Documents.

(b) The Shares to be received by such Purchaser hereunder will be acquired for such Purchaser’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act without prejudice, however, to such Purchaser’s right at all times to sell or otherwise dispose of all or any part of such Shares in compliance with applicable federal and state securities laws. Such Purchaser is not a broker-dealer registered with the SEC under the Exchange Act or an entity engaged in a business that would require it to be so registered. Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the securities purchased hereunder except in compliance with the Securities Act, applicable blue sky laws, and the rules and regulations promulgated thereunder.

(c) Such Purchaser has not taken any of the actions set forth in, and is not subject to, the disqualification provisions of Rule 506(d)(1) of the Securities Act.

(d) Such Purchaser did not learn of the investment in the Shares as a result of any general solicitation or general advertising.

(e) Such Purchaser’s residence (if an individual) or offices in which its investment decision with respect to the Shares was made (if an entity) are located at the address immediately below such Purchaser’s name on its signature page hereto.

(f) All of the information contained in the Purchaser Questionnaire and the Selling Stockholder Questionnaire completed and delivered by such Purchaser shall be true and correct as of the date that such questionnaires are completed and delivered, the Closing Date, and the filing date and effective date of each Registration Statement (as defined in the Registration Rights Agreement); provided that such Purchaser may update the Selling Stockholder Questionnaire by providing written notice thereof to the Company before the filing date and the effective date of such Registration Statement.

5.6 No Additional Representations by the Company. Such Purchaser acknowledges that the Company does not make any representation or warranty as to any matter whatsoever except as expressly set forth in Section 4 hereof or in any certificate delivered by the Company pursuant to this Agreement, and specifically (but without limiting the generality of the foregoing), that the Company makes no representation or warranty with respect to (i) any projections, estimates or budgets delivered or made available to such Purchaser (or any of its affiliates, officers, directors, or employees) of future revenues, results of operations (or any component thereof), cash flows or financial condition (or any component thereof) of the Company and its subsidiaries or (ii) the future business and operations of the Company and its subsidiaries, and such Purchaser has not relied on such information or any other representations or warranties not set forth in Section 4 hereof and in any certificate delivered by the Company pursuant to this Agreement.

5.7 Brokers. No Purchaser or any of such Purchaser’s officers, directors, employees or agents has used any broker, finder, placement agent or financial advisor or incurred any liability for any brokers’, finders’ or similar fees or commissions in connection with transactions contemplated by this Agreement.

5.8 Restricted Securities. Such Purchaser understands that the Shares are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Shares may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, such Purchaser represents that it is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

SECTION 6. CONDITIONS TO COMPANY’S OBLIGATIONS AT THE CLOSING.

The Company’s obligation to complete the sale and issuance of the Shares and deliver Shares to each Purchaser as set forth in the Schedule of Purchasers at the Closing shall be subject to the following conditions to the extent not waived by the Company:

6.1 Representations and Warranties. The representations and warranties made by such Purchaser in Section 5 hereof that are qualified by materiality shall be true and correct in all respects when made and as of the Closing Date and all other representations and warranties made by such Purchaser in Section 5 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date.

6.2 Performance. Such Purchaser shall have performed in all material respects all obligations and covenants herein required to be performed by it on or prior to the Closing Date.

6.3 Closing Deliverables. Such Purchaser shall have delivered, or caused to be delivered, to the Company at the Closing, the closing deliveries described in Section 3.2(b).

SECTION 7. CONDITIONS TO THE PURCHASERS’ OBLIGATIONS AT THE CLOSING.

Each Purchaser’s obligation to purchase the Shares and to pay for the Shares at the Closing shall be subject to the following conditions to the extent not waived by such Purchaser:

7.1 Representations and Warranties. The representations and warranties made by the Company in Section 4 hereof that are qualified by materiality or a Material Adverse Effect shall be true and correct in all respects when made and as of the Closing Date and all other representations and warranties made by the Company in Section 4 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date.

7.2 Performance. The Company shall have performed in all material respects all obligations and covenants herein required to be performed by it on or prior to the Closing Date.

7.3 Closing Deliverables. The Company shall have delivered, or caused to be delivered, to the Purchasers at the Closing, the closing deliveries described in Section 3.2(a).

7.4 Stop Orders. No stop order, suspension of trading or delisting shall have been imposed by The NASDAQ Global Select Market, the SEC or any other governmental regulatory body with respect to public trading in Common Stock, nor shall any stop order, suspension or delisting be threatened in writing by The NASDAQ Global Select Market or the SEC.

SECTION 8. ADDITIONAL AGREEMENTS OF THE PARTIES.

8.1 Taking of Necessary Action. Each of the parties hereto agrees to use its reasonable best efforts promptly to take or cause to be taken all action and promptly to do or cause to be done all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement. In case at any time before or after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers and directors of each party to this Agreement shall take all such necessary action as may be reasonably requested by, and at the sole expense of, the requesting party.

8.2 Securities Laws; Legends.

(a) Each Purchaser acknowledges and agrees that, as of the date hereof, the

Shares have not been registered under the Securities Act or the securities laws of any state and that they may be sold or otherwise disposed of only in one or more transactions registered under the Securities Act and, where applicable, such laws, or as to which an exemption from the registration requirements of the Securities Act and, where applicable, such laws, is available, or in accordance with the Registration Rights Agreement. Each Purchaser acknowledges that, except as provided in Registration Rights Agreement, such Purchaser has no right to require the Company to register the Shares. Each Purchaser further acknowledges and agrees that any certificate or evidence of book-entry notation for the Shares shall bear a legend substantially as set forth in Section 8.2(b) (and any shares evidenced in book entry form shall contain appropriate comparable notation and reflect related stop transfer instructions).

(b) Any certificates for the Shares shall bear a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT (I) PURSUANT TO A REGISTRATION STATEMENT IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS OR (II) IN ACCORDANCE WITH THE REGISTRATION RIGHTS AGREEMENT.

(c) When issued pursuant hereto, the certificates evidencing the Shares shall also bear any legend required by any applicable state blue sky law.

(d) Any holder of the Shares may request the Company to remove any or all of the legends described in this Section 8.2 from the certificates evidencing such Shares by submitting to the Company such certificates, and, in the case of the legend relating to restrictions on transfer under the Securities Act or applicable state laws, together with an opinion of counsel, to the effect that such legend or legends are no longer required under the Securities Act or applicable state laws, as the case may be.

8.3 Lost, Stolen, Destroyed or Mutilated Securities. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any certificate for any security of the Company and, in the case of loss, theft or destruction, upon delivery of an undertaking by the holder thereof to indemnify the Company (and, if requested by the Company, the delivery of an indemnity bond sufficient in the reasonable judgment of the Company to protect the Company from any loss it may suffer if a certificate is replaced), or, in the case of mutilation, upon surrender and cancellation thereof, the Company will issue a new certificate or, at the Company’s option, a share ownership statement representing the Shares for an equivalent number of Shares or another security of like tenor, as the case may be.

8.4 NASDAQ Listing. The Company will use commercially reasonable efforts to continue the listing and trading of Common Stock on The NASDAQ Stock Market and, in accordance, therewith, will use commercially reasonable efforts to comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of such market or exchange, as applicable, provided that such obligations shall terminate and be of no further force and effect on the date on which the Company’s obligations under the Registration Rights Agreement to register or maintain the effectiveness of any registration covering the Registrable Securities (as such term is defined in the Registration Rights Agreement) shall terminate.

8.5 Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Shares and to provide a copy thereof, promptly upon request of any Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Shares for, sale to the Purchasers at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

8.6 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares to the Purchasers, or that will be integrated with the offer or sale of the Shares for purposes of the rules and regulations of any trading market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

8.7 Confidentiality After the Date Hereof. Each Purchaser covenants that until such time as the transactions contemplated by this Agreement and all other non-public information conveyed to such Purchaser by the Company are publicly disclosed by the Company or are otherwise made public, such Purchaser will maintain the confidentiality of all disclosures and information concerning the business and affairs of the Company and its subsidiaries made to it in connection with the transactions contemplated by this Agreement (including the existence and terms thereof) and will refrain from communicating, disclosing, divulging, revealing or conveying (whether directly or indirectly, orally, in writing or otherwise, voluntarily or involuntarily) to any person or entity (other than to such Purchaser’s counsel, advisor or representative who need to know such information in connection with the transactions contemplated hereby and are subject to a duty of confidentiality) or using such disclosures or information (whether directly or indirectly, voluntarily or involuntarily) any such disclosures or information in any manner other than for purposes of evaluating and consummating the transactions contemplated hereby.

8.8 Securities Laws Disclosure. The Company will timely and no later than four (4) business days from the date of this Agreement file a Current Report on Form 8-K with the SEC describing the terms of the Transaction Documents (and including as exhibits to such Current Report on Form 8-K the agreements required to be filed in connection therewith).

8.9 Voting Agreement. Notwithstanding anything to the contrary contained in this Agreement, including the other provisions of this Section 8, none of the Purchasers shall be entitled to, directly or indirectly, vote or direct the voting of the Shares purchased by such Purchaser on any proposal for the Company’s stockholder approval until after the conclusion of the Company’s 2018 annual meeting of stockholders.

SECTION 9. MISCELLANEOUS.

9.1 Survival. Other than (a) those covenants and agreements contained in this Agreement which by their terms apply in whole or in part after the Closing, including Sections 8 and 9, which shall survive the Closing and continue in full force until performed, (b) the representations and warranties in Sections 5.5, 5.7 and 5.8 hereof, all representations, warranties, covenants and agreements of each party contained herein shall terminate as of the Closing and no Purchaser shall have any claim against the Company arising from or in connection with any breach of such representations, warranties, covenants or agreements.

9.2 Waivers and Amendments. Neither this Agreement nor any provision hereof may be changed, waived, discharged, terminated, modified or amended except upon the written consent of the Company and the Purchasers that agree to purchase a majority of the Shares under this Agreement.

9.3 Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be sent by confirmed facsimile, or mailed by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, and shall be deemed given when so sent in the case of facsimile transmission, or when so received in the case of mail or courier, and addressed as follows:

(a)	if to the Company, to:

AmTrust Financial Services, Inc.

59 Maiden Lane, 43rd Floor,

New York, NY 10038

Attention: Stephen B. Ungar, Secretary

Facsimile: (212) 220-7130

with a copy (which shall not constitute notice) to:

Sidley Austin LLP

787 Seventh Avenue

New York, NY 10019

Attention: Samir Gandhi, Esq.

Facsimile: (212) 839-5599

or to such other person at such other place as the Company shall designate to the Purchasers in writing; and

(b) if to the Purchasers, at the address as set forth at the end of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

9.4 Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

9.5 Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

9.6 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under the Transaction Documents. The waiver of any condition to performance under any of the Transaction Documents by any Purchaser shall not be binding on any other Purchaser. Nothing contained herein and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group, or are deemed affiliates (as such term is defined under the Exchange Act) with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of the Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

9.7 Governing Law; Venue; Waiver of Jury Trial. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE COMPANY AND INVESTORS HEREBY IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY THE COMPANY OR ANY INVESTOR HEREUNDER, IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE COMPANY OR ANY INVESTOR, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY AND INVESTORS HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

9.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

9.9 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

9.10 Entire Agreement. The Transaction Documents and other documents delivered pursuant hereto, including the exhibits hereto and thereto, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

9.11 Specific Performance. The parties hereto agree that if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, irreparable damage would occur, no adequate remedy at law would exist and damages would be difficult to determine, and that the parties will be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

9.12 Payment of Fees and Expenses. Each of the Company and the Purchasers shall bear its own expenses and legal fees incurred on its behalf with respect to this Agreement and the transactions contemplated hereby. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

9.13 Acknowledgement. Each Purchaser acknowledges that it (a) has been represented in the preparation, negotiation and execution of the Transaction Documents by legal counsel of its own choice or has voluntarily declined to seek such legal counsel, and (b) understands the terms and consequences of the Transaction Documents and is fully aware of the legal and binding effect thereof.

9.14 Waiver of Conflicts. Each Purchaser understands that the Company has been represented in the preparation, negotiation and execution of the Transaction Documents by Sidley Austin LLP and that Sidley Austin LLP has not represented any Purchaser (or any director, employee or stockholder of the Company or any Purchaser) in the preparation, negotiation and execution of any Transaction Agreement. Each party hereto acknowledges that Sidley Austin LLP may have an investment in certain of the Purchasers or may have in the past performed, and may continue to perform, legal services for certain of the Purchasers (or affiliates thereof) in matters unrelated to the transactions contemplated hereby. Accordingly, each party hereto hereby (a) acknowledges that it has had an opportunity to ask for, and has obtained, information relevant to such representation, including disclosure of the reasonably foreseeable adverse consequences of such representation, (b) gives its informed consent to representation by Sidley Austin LLP of certain of the Purchasers in such unrelated matters and to representation of the Company by Sidley Austin LLP in connection with this Agreement and the transactions contemplated hereby, and (c) waives any conflict arising out of such representation with respect to the matters contemplated hereby.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

AMTRUST FINANCIAL SERVICES, INC.
By:	/s/ Adam Karkowsky
Name:	Adam Karkowsky
Title:	Executive Vice President – Strategic
Development and Mergers & Acquisitions

[SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

PURCHASERS:

(Print Name of Purchaser)
By:
Name:
Title:

[SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT]

EXHIBIT A

SCHEDULE OF PURCHASERS

Name and Address	Number of Shares	Aggregate Purchase Price of Shares

TOTAL

A-1

EXHIBIT B

FORM OF REGISTRATION RIGHTS AGREEMENT

[Refer to Registration Rights Agreement at Exhibit 10.2]

B-1

EXHIBIT C

PURCHASER QUESTIONNAIRE

PURCHASER QUESTIONNAIRE

To: AmTrust Financial Services, Inc.

This Purchaser Questionnaire (“Questionnaire”) must be completed by each potential investor in connection with the offer and sale of the shares of common stock, par value $0.01 per share (the “Securities”), of AmTrust Financial Services, Inc., a Delaware corporation (the “Corporation”). The Corporation must determine that a potential investor meets certain suitability requirements before offering or selling the Securities to such investor. The purpose of this Questionnaire is to assure the Corporation that each investor will meet the applicable suitability requirements. The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemptions from registration is based in part on the information herein supplied.

This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. By signing this Questionnaire, you will be authorizing the Corporation to provide a completed copy of this Questionnaire to such parties as the Corporation deems appropriate in order to ensure that the offer and sale of the Securities will not result in a violation of the Securities Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Securities. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item.

PART A. BACKGROUND INFORMATION

Name of Beneficial Owner of the Securities:

Business Address:
(Number and Street)

City:                                                          State:                                                                                                    Zip Code:

Telephone Number:

If a corporation, partnership, limited liability company, trust or other entity:

Type of entity:

State of formation:                                                               Approximate Date of formation:

Were you formed for the purpose of investing in the securities being offered?

Yes ☐             No ☐

If an individual:

Residence Address:
(Number and Street)

City:                                                          State:                                                                                                    Zip Code:

Telephone Number:

Age:                                                          Citizenship:

Set forth in the space provided below the state(s), if any, in the United States in which you maintained your residence during the past two years and the dates during which you resided in each state:

Are you a director or executive officer of the Corporation?

Yes ☐             No ☐

PART B. ACCREDITED INVESTOR QUESTIONNAIRE

In order for the Corporation to offer and sell the Securities in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as a purchaser of Securities of the Corporation.

☐ (1)	A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

☐ (2)	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

☐ (3)	An insurance company as defined in Section 2(13) of the Securities Act;

☐ (4)	An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act;

☐ (5)	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

☐ (6)	A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐ (7)	An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

☐ (8)	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

☐ (9)	An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000;

☐ (10)	A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the Corporation;

☐ (11)	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000 (exclusive of the value of that person’s primary residence);

☐ (12)	A natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with that person’s spouse in excess of $300,000, in each of those years, and has a reasonable expectation of reaching the same income level in the current year;

☐ (13)	An executive officer or director of the Corporation;

☐ (14)	An entity in which all of the equity owners qualify under any of the above subparagraphs. If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and the investor category which each such equity owner satisfies.

PART C. BAD ACTOR QUESTIONNAIRE

1.	During the past ten years, have you been convicted of any felony or misdemeanor that is related to any securities matter?

Yes     ☐     (If yes, please continue to Question 1.a)

No      ☐     (If no, please continue to Question 2)

a)	If your answer to Question 1 was “yes,” was the conviction related to: (i) the purchase or sale of any security; (ii) the making of any false filing with the Securities and Exchange Commission (the “SEC”); or (iii) the conduct of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

Yes ☐            No ☐

2.	Are you subject to any court injunction or restraining order entered during the past five years that is related to any securities matter?

Yes     ☐     (If yes, please continue to Question 2.a)

No      ☐     (If no, please continue to Question 3)

a)	If your answer to Question 2 was “yes,” does the court injunction or restraining order currently restrain or enjoin you from engaging or continuing to engage in any conduct or practice related to: (i) the purchase or sale of any security; (ii) the making of any false filing with the SEC; or (iii) the conduct of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

Yes ☐            No ☐

3.	Are you subject to any final order[1] of any governmental commission, authority, agency or officer[2] related to any securities, insurance or banking matter?

Yes     ☐     (If yes, please continue to Question 3.a)

No      ☐     (If no, please continue to Question 4)

a)	If your answer to Question 3 was “yes”:

i)	Does the order currently bar you from: (i) associating with an entity regulated by such commission, authority, agency or officer; (ii) engaging in the business of securities, insurance or banking; or (iii) engaging in savings association or credit union activities?

Yes ☐            No ☐

ii)	Was the order (i) entered within the past ten years and (ii) based on a violation of any law or regulation that prohibits fraudulent, manipulative or deceptive conduct?

Yes ☐            No ☐

4.	Are you subject to any SEC disciplinary order?[3]

Yes     ☐     (If yes, please continue to Question 4.a)

No      ☐     (If no, please continue to Question 5)

a)	If your answer to Question 4 was “yes,” does the order currently: (i) suspend or revoke your registration as a broker, dealer, municipal securities dealer or investment adviser; (ii) place limitations on your activities, functions or operations; or (iii) bar you from being associated with any particular entity or class of entities or from participating in the offering of any penny stock?

Yes ☐            No ☐

5.	Are you subject to any SEC cease and desist order entered within the past five years?

Yes     ☐     (If yes, please continue to Question 5.a)

No      ☐     (If no, please continue to Question 6)

[1]	A “final order” is defined under Rule 501(g) as a written directive or declaratory statement issued by a federal or state agency described in Rule 506(d)(1)(iii) under applicable statutory authority that provides for notice and an opportunity for a hearing, and that constitutes a final disposition or action by such federal or state agency.
[2]	You may limit your response to final orders of: (i) state securities commissions (or state agencies/officers that perform a similar function); (ii) state authorities that supervise or examine banks, savings associations or credit unions; (iii) state insurance commissions (or state agencies/officers that perform a similar function); (iv) federal banking agencies; (v) the U.S. Commodity Futures Trading Commission; or (vi) the U.S. National Credit Union Administration.
[3]	You may limit your response to disciplinary orders issued pursuant to Sections 15(b) or 15B(c) of the Exchange Act or Section 203(e) or (f) of the Investment Advisers Act of 1940 (the “Advisers Act”).

a)	If your answer to Question 5 was “yes,” does the order currently require you to cease and desist from committing or causing a violation or future violation of (i) any knowledge- based anti-fraud provision of the U.S. federal securities laws[4] or (ii) Section 5 of the Securities Act?

Yes ☐            No ☐

6.	Have you been suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association?

Yes ☐	(If yes, please describe the basis of any such suspension or expulsion and any related details in the space provided under Question 10 below)[5]

No ☐	(If no, please continue to Question 7)

7.	Have you registered a securities offering with the SEC, made an offering under Regulation A or been named as an underwriter in any registration statement or Regulation A offering statement filed with the SEC?

Yes ☐	(If yes, please continue to Question 7.a)

No ☐	(If no, please continue to Question 8)

a)	If your answer to Question 7 was “yes”:

i)	During the past five years, was any such registration statement or Regulation A offering statement the subject of a refusal order, stop order or order suspending the Regulation A exemption?

Yes ☐            No ☐

ii)	Is any such registration statement or Regulation A offering statement currently the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued?

Yes ☐            No ☐

8.	Are you subject to a U.S. Postal Service false representation order entered within the past five years?

Yes ☐            No ☐

9.	Are you currently subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the U.S. Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations?

Yes ☐            No ☐

[4]	Including (but not limited to) Section 17(a)(1) of the Securities Act, Section 10(b) of the Exchange Act and Rule 10b-5 thereunder, Section 15(c)(1) of the Exchange Act, and Section 206(1) of the Advisers Act or any other rule or regulation thereunder.
[5]	In providing additional information, please explain whether or not the suspension or expulsion resulted from “any act or omission to act constituting conduct inconsistent with just and equitable principles of trade.”

10.	Describe any facts or circumstances that caused you to answer “yes” to any Question (indicating the corresponding Question number). Attach additional pages if necessary.

FOR EXECUTION BY AN INDIVIDUAL:

Print Name:

Date

EXHIBIT D

SELLING STOCKHOLDER QUESTIONNAIRE

SELLING STOCKHOLDER NOTICE AND QUESTIONNAIRE

Name of Selling Stockholder (please print)

AMTRUST FINANCIAL SERVICES, INC.

IMPORTANT: IMMEDIATE ATTENTION REQUIRED

This Questionnaire is being furnished to all persons or entities (the “Purchasers”) in connection with the purchase shares of Common Stock (“Common Stock”) of AmTrust Financial Services, Inc., a Delaware corporation (the “Company”), pursuant to the Common Stock Purchase Agreement by and among the Company and the Purchasers (the “Purchase Agreement”) to which this Questionnaire is an Exhibit. This Questionnaire relates to certain information required to be disclosed in the Registration Statement on Form S-[•] being prepared by the Company for filing with the United States Securities and Exchange Commission (the “SEC”) pursuant to the Registration Rights Agreement entered into by and among the Company and the Purchasers (the “Registration Rights Agreement”) in connection with the Purchase Agreement. The Company must receive a completed Questionnaire from the Purchaser in order to include such Purchaser’s shares of Common Stock in the Registration Statement.

The furnishing of accurate and complete responses to the questions posed in this Questionnaire is an extremely important part of the registration process. The inclusion of inaccurate or incomplete disclosures in the Registration Statement can result in potential liabilities, both civil and criminal, to the Company and to the individuals who furnish the information. Accordingly, Purchasers are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and related prospectus.

PLEASE GIVE A RESPONSE TO EVERY QUESTION, indicating “None” or “Not Applicable” where appropriate. Please complete, sign, and return one copy of this Questionnaire by facsimile, email or overnight courier as soon as possible.

Sidley Austin LLP

787 Seventh Avenue

New York, NY 10019

Attention: Joshua R. Zalasky, Esq.

Facsimile: (212) 839-5599

jzalasky@sidley.com

Unless stated otherwise, answers should be given as of the date you complete this Questionnaire. However, it is your responsibility to inform us of any changes that may occur to your situation. If there is any situation about which you have any doubt, or if you are uncertain as to the meaning of any terms used in this Questionnaire, please contact Joshua R. Zalasky at: (212) 839-5913.

PART I - STOCK OWNERSHIP

Item 1. Beneficial Ownership.

a. Deemed Beneficial Ownership. Please state the amount of securities of the Company you own on the date you complete this Questionnaire. (If none, please so state in each case.)

Amount Beneficially Owned[1]	Number of Shares of Common Stock Owned
Please state the number of shares owned by you or by family members, trusts and other organizations with which you have a relationship, and any other shares of which you may be deemed to be the “beneficial owner”[1]:

Total Shares:

Of such shares:

Shares as to which you have sole voting power:

Shares as to which you have shared voting power:

Shares as to which you have sole investment power:

Shares as to which you have shared investment power:

Shares which you will have a right to acquire before 60 days after the date you complete this questionnaire through the exercise of options, warrants or otherwise:

[1]	Beneficial Ownership. You are the beneficial owner of a security, as defined in Rule 13d-3 under the Securities Exchange Act of 1934 (the “Exchange Act”), if you, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise have or share: (1) voting power, which includes the power to vote, or to direct the voting of, such security, and/or (2) investment power, which includes the power to dispose, or to direct the disposition of, such security. You are also the beneficial owner of a security if you, directly or indirectly, create or use a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting yourself of beneficial ownership of a security or preventing the vesting of such beneficial ownership.

You are deemed to be the beneficial owner of a security if you have the right to acquire beneficial ownership of such security at any time within 60 days including, but not limited to, any right to acquire such security (a) through the exercise of any option, warrant or right, (b) through the conversion of a security, or (c) pursuant to the automatic termination of, or the power to revoke a trust, discretionary account, or similar arrangement.

Ordinarily, shares held in the name of your spouse or minor child should be considered as beneficially owned by you absent special circumstances to indicate that you do not have, as a practical matter, voting power or investment power over such shares. Similarly, absent countervailing facts, securities held in the name of relatives who share your home are to be reported as being beneficially owned by you. In addition, securities held for your benefit in the name of others, such as nominees, trustees and other fiduciaries, securities held by a partnership of which you are a partner, and securities held by a corporation controlled by you should be regarded as beneficially owned by you.

This definition of beneficial ownership is very broad; therefore, even though you may not actually have or share voting or investment power with respect to securities owned by persons in your family or living in your home, you should include such shares in your beneficial ownership disclosure and may then disclaim beneficial ownership of such securities.

Do you have any present plans to exercise options or otherwise acquire, dispose of or to transfer shares of Common Stock of the Company between the date you complete this Questionnaire and the date which is 60 days after the date in which the Registration Statement is filed?

Answer:

If so, please describe.

b. Pledged Securities. If any of such securities have been pledged or otherwise deposited as collateral or are the subject matter of any voting trust or other similar agreement or of any contract providing for the sale or other disposition of such securities, please give the details thereof.

Answer:

c. Disclaimer of Beneficial Ownership. Do you wish to disclaim beneficial ownership1 of any of the shares reported in response to Item 1(a)?

Answer:

If the answer is “Yes,” please furnish the following information with respect to the person or persons who should be shown as the beneficial owner(s)1 of the shares in question.

Name and Address of Actual Beneficial Owner	Relationship of Such Person To You	Number of Shares Beneficially Owned

d. Shared Voting or Investment Power over Securities. Will any person be deemed to have beneficial ownership over any of the Securities purchased by you pursuant to the Purchase Agreement?

Answer:

If the answer is “Yes,” please furnish the following information with respect to the person or persons who should be shown as the beneficial owner(s)1 of the Securities in question.

Name and Address of Actual Beneficial Owner	Relationship of Such Person To You	Number of Shares Beneficially Owned

Item 2. Major Shareholders. Please state below the names of persons or groups known by you to own beneficially1 more than 5% of the Company’s Common Stock.

Answer:

Item 3. Change of Control. Do you know of any contractual arrangements, including any pledge of securities of the Company, the operation of which may at a subsequent date result in a change of control of the Company?

Answer:

Item 4. Relationship with the Company. Please state the nature of any position, office or other material relationship you have, or have had within the past three years, with the Company or its affiliates.

Name	Nature of Relationship

Item 5. Broker-Dealer Status. Is the Purchaser a broker-dealer registered pursuant to Section 15 of the Exchange Act?

☐ Yes.

☐ No.

Note that the Company will be required to identify any registered broker-dealer as an underwriter in the prospectus.

If so, please answer the remaining questions in this section.

a. If the Purchaser is a registered broker-dealer, please indicate whether the Purchaser purchased its Common Stock for investment or acquired them as transaction-based compensation for investment banking or similar services.

Answer:

Note: if the Purchaser is a registered broker-dealer and received its Common Stock other than as transaction-based compensation, the Company is required to identify the Purchaser as an underwriter in the Registration Statement and related prospectus.

b. Is the Purchaser an affiliate of a registered broker-dealer? For purposes of this Question, an “affiliate” of a specified person or entity means a person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person or entity specified.

☐ Yes.

☐ No.

If so, please answer the remaining questions in this section.

i. Please describe the affiliation between the Purchaser and any registered broker-dealers:

ii. If the Common Stock were received by the Purchaser other than in the ordinary course of business, please describe the circumstances:

iii. If the Purchaser, at the time of its receipt of Common Stock, has had any agreements or understandings, directly or indirectly, with any person to distribute the Common Stock, please describe such agreements or understandings:

Note that if the Purchaser is an affiliate of a broker-dealer and did not receive its Common Stock in the ordinary course of business or at the time of receipt had any agreements or understandings, directly or indirectly, to distribute the securities, the Company must identify the Purchaser as an underwriter in the prospectus.

Item 6. Nature of Beneficial Holding. The purpose of this question is to identify the ultimate natural person(s) or publicly held entity that exercise(s) sole or shared voting or dispositive power over the Registrable Securities (as defined in the Stockholders’ Agreement).

a. Is the Purchaser a natural person?

☐ Yes.

☐ No.

b. Is the Purchaser required to file, or is it a wholly owned subsidiary of a company that is required to file, periodic and other reports (for example, Form 10-K, 10-Q, 8-K) with the SEC pursuant to Section 13(a) or 15(d) of the Exchange Act?

☐ Yes.

☐ No.

c. Is the Purchaser an investment company, or a subsidiary of an investment company, registered under the Investment Company Act of 1940, as amended?

☐ Yes.

☐ No.

If a subsidiary, please identify the publicly held parent entity:

d. If you answered “no” to questions (a), (b) and (c) above, please identify the controlling person(s) of the Purchaser (the “Controlling Entity”). If the Controlling Entity is not a natural person or a publicly held entity, please identify each controlling person(s) of such Controlling Entity. This process should be repeated until you reach natural persons or a publicly held entity that exercises sole or shared voting or dispositive power over the Registrable Securities:

***PLEASE NOTE THAT THE SEC REQUIRES THAT THESE NATURAL PERSONS BE NAMED IN THE PROSPECTUS***

PART II - CERTAIN TRANSACTIONS

Item 7. Transactions with the Company. If you, any of your associates2, or any member of your immediate family3 had or will have any direct or indirect material interest in any transactions4 or series of transactions to which the Company or any of its subsidiaries was a party at any time since January 1, 2015, or in any currently proposed transactions or series of transactions in which the Company or any of its subsidiaries will be a party, in which the amount involved exceeds $120,000, please specify (a) the names of the parties to the transaction(s) and their relationship to you, (b) the nature of the interest in the transaction, (c) the amount involved in the transaction, and (d) the amount of the interest in the transaction. If the answer is “none,” please so state.

Answer:

Item 8. Third Party Payments. Please describe any compensation paid to you by a third party pursuant to any arrangement between the Company and any such third party.

Answer:

[2]	Associate. The term “associate,” as defined in Rule 14a-1 under the Exchange Act, means (a) any corporation or organization (other than the Company or any of its majority owned subsidiaries) of which you are an officer or partner or are, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities, (b) any trust or other estate in which you have a substantial beneficial interest or as to which you serve as trustee or in a similar capacity, and (c) your spouse, or any relative of yours or relative of your spouse living in your home or who is a director or officer of the Company or of any subsidiary. The term “relative of yours” as used in this Questionnaire refers to any relative or spouse of yours, or any relative of such spouse, who has the same home as you or who is a director or officer of any subsidiary of the Company.

Please identify your associate referred to in your answer and indicate your relationship.

[3]	Immediate Family. The members of your “immediate family” are deemed to include the following: your spouse; your parents; your children; your siblings; your mother-in-law or father-in-law; your sons- and daughters-in-law; and your brothers- and sisters-in-law.

[4]	Transactions. The term “transaction” is to be understood in its broadest sense, and includes the direct or indirect receipt of anything of value. Please note that indirect as well as direct material interests in transactions are to be disclosed. Transactions in which you would have a direct interest would include your purchasing or leasing anything (stock in a business acquired by the Company, office space, plants, Company apartments, computers, raw materials, finished goods, etc.) from or selling or leasing anything to, or borrowing or lending cash or other property from or to, the Company, or any subsidiary.

PART III - PLAN OF DISTRIBUTION

The selling stockholders and any of their pledgees, donees, transferees, assignees or other successors-in-interest may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices. The selling stockholders may use one or more of the following methods when disposing of the shares or interests therein:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	through brokers, dealers or underwriters that may act solely as agents;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	through the writing or settlement of options or other hedging transactions entered into after the effective date of the registration statement of which this prospectus is a part, whether through an options exchange or otherwise;

•	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of disposition; and

•	any other method permitted pursuant to applicable law.

The selling stockholders may also sell shares under Rule 144 under the Securities Act of 1933, as amended, or Securities Act, if available, rather than under this prospectus.

Broker-dealers engaged by the selling stockholders may arrange for other broker-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The selling stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

The selling stockholders may from time to time pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell shares of common stock from time to time under this prospectus, or under a supplement or amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

Upon being notified in writing by a selling stockholder that any material arrangement has been entered into with a broker-dealer for the sale of common stock through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, we will file a supplement to this prospectus, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of each such selling stockholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such shares of common stock were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction. In addition, upon being notified in writing by a selling stockholder that a donee or pledge intends to sell more than 500 shares of common stock, we will file a supplement to this prospectus if then required in accordance with applicable securities law.

The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

In connection with the sale of the shares of common stock or interests in shares of common stock, the selling stockholders may enter into hedging transactions after the effective date of the registration statement of which this prospectus is a part with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of common stock short after the effective date of the registration statement of which this prospectus is a part and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions after the effective date of the registration statement of which this prospectus is a part with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The selling stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority (FINRA) or independent broker-dealer will not be greater than 8% of the initial gross proceeds from the sale of any security being sold.

We have advised the selling stockholders that they are required to comply with Regulation M promulgated under the Securities and Exchange Act during such time as they may be engaged in a distribution of the shares. The foregoing may affect the marketability of the common stock.

The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering.

We are required to pay all fees and expenses incident to the registration of the shares. We have agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act or otherwise.

We have agreed with the selling stockholders to keep the registration statement of which this prospectus constitutes a part effective until the earlier of (a) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with the registration statement and (b) the date on which the shares of common stock covered by this prospectus may be sold by non-affiliates without any volume limitations or pursuant to Rule 144 of the Securities Act.

*        *         *

The undersigned has reviewed the Plan of Distribution set forth above and does not have a present intention of effecting a sale in a manner not described therein.

                         Agree                                              Disagree

(If left blank, response will be deemed to be “Agree”.)

The undersigned hereby represents that the undersigned understands, pursuant to Interpretation A.65 in the Securities and Exchange Commission, Division of Corporation Finance, Manual of Publicly Available Telephone Interpretations dated July 1997, a copy of which is attached hereto as Exhibit 1, that the undersigned may not make any short sale of the Common Stock prior to the effectiveness of the Registration Statement, and further covenants to the Company that the undersigned will not engage in any short sales of such stock to be registered under the Registration Statement prior to its effectiveness.

SIGNATURE

The undersigned understands that the Company anticipates filing the Registration Statement within the time frame set forth in the Registration Rights Agreement. If at any time any of the information set forth in my responses to this Questionnaire has materially changed due to passage of time, or any development occurs which requires a change in any of my answers, or has for any other reason become incorrect, the undersigned agrees to furnish as soon as practicable to the individual to whom a copy of this Questionnaire is to be sent, as indicated and at the address shown on the first page hereof, any necessary or appropriate correcting information. Otherwise, the Company is to understand that the above information continues to be, to the best of my knowledge, information and belief, complete and correct.

Upon any sale of Common Stock pursuant to the Registration Statement, the undersigned hereby agrees to deliver to the Company and the Company’s transfer agent the Certificate of Subsequent Sale set forth in Exhibit I hereto.

The undersigned understands that the information that the undersigned is furnishing to the Company herein will be used by the Company in the preparation of the Registration Statement.

Name of Purchaser: ____________________________________

Date: , 2017	Signature: ____________________________________________

Print Name: __________________________________________

Title (if applicable): ____________________________________

Address: _____________________________________________
________________________________________________ Street
________________________________________________ City State Zip Code
________________________________________________ Telephone Number
________________________________________________ Facsimile Number

Exhibit 1

Securities Act Sections Compliance and Disclosure Interpretations Section 239.10: “An issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling shareholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement becomes effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”

Exhibit I

CERTIFICATE OF SUBSEQUENT SALE

American Stock Transfer & Trust Company, LLC

RE:	Sale of Shares of Common Stock of AmTrust Financial Services, Inc. (the “Company”) pursuant to the Company’s Prospectus dated , (the “Prospectus”)

Dear Sir/Madam:

The undersigned hereby certifies, in connection with the sale of shares of Common Stock of the Company included in the table of Selling Stockholders in the Prospectus, that the undersigned has sold the shares pursuant to the Prospectus and in a manner described under the caption “Plan of Distribution” in the Prospectus and that such sale complies with all securities laws applicable to the undersigned, including, without limitation, the Prospectus delivery requirements of the Securities Act of 1933, as amended.

Selling Stockholder (the beneficial owner):

Record Holder (e.g., if held in name of nominee):

Book Entry Position or Restricted Stock Certificate No.(s):

Number of Shares Sold:

Date of Sale:

In the event that you receive a stock certificate(s) or evidence of a book entry position representing more shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate or book entry position for such excess shares in the name of the Record Holder and BEARING A RESTRICTIVE LEGEND. Further, you should place a stop transfer on your records with regard to such certificate. Notwithstanding the foregoing, in the event that the undersigned executes and delivers to you and to the Company the certification set forth on Annex I, upon instructions from the Company, you should return to the undersigned a newly issued certificate or book entry position for such excess shares of Common Stock in the name of the Record Holder without any restrictive legend. In addition, no subsequent certification will be required to be delivered to you by the undersigned provided that the representations and warranties set forth on Annex I have been delivered to you and continue to be accurate.

Very truly yours,

Dated:	By:

Print Name:

Title:

cc  :

Annex I

In connection with any excess shares to be returned to the Selling Stockholder upon a sale of shares of Common Stock of AmTrust Financial Services, Inc. (the “Company”) included in the table of Selling Stockholders in the Prospectus, the undersigned hereby certifies to the Company and American Stock Transfer & Trust Company, LLC, that:

1. In connection with the sale by the undersigned stockholder of any of the shares of Common Stock, the undersigned stockholder will deliver a copy of the Prospectus included in the Registration Statement to the purchaser directly or through the undersigned stockholder’s broker-dealer in compliance with the requirements of the Securities Act of 1933 and the Securities Exchange Act of 1934.

2. Any such sale will be made only in the manner described under “Plan of Distribution” in the Prospectus.

3. The undersigned stockholder will only sell the shares of Common Stock while the Registration Statement is effective, unless another exemption from registration is available.

4. The Company and its attorneys may rely on this letter to the same extent as if it were addressed to them.

5. The undersigned stockholder agrees to notify you immediately of any development or occurrence which to his, her or its knowledge would render any of the foregoing representations and agreements inaccurate.

All terms not defined herein are as defined in the Securities Purchase Agreement entered into in May 2017 among the Company and the Purchasers.

Very truly yours,

Dated:	By:

Print Name:

Title:

EXHIBIT E

MATERIAL SUBSIDIARIES

1.	AmTrust International Insurance Ltd.

2.	Technology Insurance Company, Inc.

E-1

EXHIBIT F

FORM OF OPINION

F-1

[AMTRUST FINANCIAL SERVICES, INC. LETTERHEAD]

May     , 2017

To the Purchasers listed on

Exhibit A to

the Common Stock Purchase Agreement of

AmTrust Financial Services, Inc. dated as of May         , 2017

Re:	AmTrust Financial Services, Inc.

Ladies and Gentlemen:

This opinion is being provided to you pursuant to Section 3.2(a)(vi) of that certain Common Stock Purchase Agreement dated as of May 25, 2017 (the “Purchase”), among AmTrust Financial Services, Inc., a Delaware corporation (the “Company”), and the persons set forth on Exhibit A attached thereto (collectively, the “Purchasers”), in connection with the issuance and sale by the Company, and the purchase by the Purchasers, severally and not jointly, of an aggregate of 24,096,384 shares of common stock, par value $0.01 per share, of the Company (the “Shares”).

Except as otherwise indicated, capitalized terms used in this opinion without definition will have the meanings given to such terms in the Purchase Agreement.

I am the General Counsel and Secretary of the Company and I, or other counsel under my supervision, have made such investigations of fact and law, reviewed such corporate records of the Company and its subsidiaries and originals or copies identified to my satisfaction as true copies of such documents (including each of the Purchase Agreement and the Registration Rights Agreement), obtained such certificates of officers of the Company and public officials, and done such other things, as I have deemed necessary for the purpose of this opinion.

I have assumed the genuineness of all signatures (other than those of officers of the Company or its subsidiaries), the authenticity of all documents submitted to me as originals and the conformity with originals of all documents submitted to me as copies. To the extent the obligations of the Company depend on the enforceability of the Purchase Agreement and the Registration Rights Agreement against the other parties thereto, I have assumed that each of the Purchase Agreement and the Registration Rights Agreement is enforceable against the other parties thereto.

On the basis of such examination, my reliance upon the assumptions in this opinion and my consideration of those questions of law I considered relevant, and subject to the limitations and qualifications in this opinion, I am of the opinion that:

(i) The Company has been duly incorporated and is validly existing as a corporation, and is in good standing under the laws of the State of Delaware.

(ii) The Company has the requisite corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct the businesses in which it is currently

F-2

engaged, and to perform its obligations under the Purchase Agreement and the Registration Rights Agreement.

(iii) The Shares have been duly authorized and, when issued and delivered by the Company to the Purchasers against payment therefor in accordance with the Purchase Agreement, will be validly issued, fully paid and non-assessable.

I express no opinion as to the statutes, administrative decisions, rules, regulations or requirements of any county, municipality, subdivision or local authority of any jurisdiction.

This opinion is furnished by me as General Counsel for the Company and may be relied upon by you only in connection with the offer and sale of the Securities. It may not be used or relied upon by you for any other purpose or by any other person, nor may copies be delivered to any other person, without in each instance my prior written consent. This opinion is expressly limited to the matters set forth above and I render no opinion, whether by implication or otherwise, as to any other matters. I assume no obligation to update or supplement this opinion to reflect any facts or circumstances that arise after the date of this opinion and come to my attention or any future changes in laws.

Very truly yours,

Stephen B. Ungar

Senior Vice President, General Counsel and Secretary

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